UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): April 7, 2006
MARINER ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-32747 (Commission File Number)	86-0460233 (I.R.S. Employer Identification No.)

One BriarLake Plaza, Suite 2000 2000 West Sam Houston Parkway South Houston, Texas (Address of principal executive offices)	77042 (Zip Code)
Registrant’s telephone number, including area code: (713) 954-5500

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01      Entry into a Material Definitive Agreement.
Mariner Energy, Inc. (“Mariner”) entered into a letter agreement, dated April 12, 2006, among Mariner, Mariner Energy Resources, Inc. and Forest Oil Corporation (“Forest”) amending certain transaction agreements defined in, and including the Agreement and Plan of Merger, dated as of September 9, 2005, as amended, among the Forest, SML Wellhead Corporation, Mariner and MEI Sub, Inc. A copy of the letter agreement is attached as Exhibit 2.1 and incorporated herein by reference.
Mariner entered into Amendment No. 1 and Consent, dated as of April 7, 2006, among Mariner and Mariner Energy Resources, Inc., as borrowers, the Lenders (as defined in the Credit Agreement described below), and Union Bank of California, N.A., as administrative agent and as issuing lender for such Lenders (the “Amendment”), which amends the Amended and Restated Credit Agreement, dated as of March 2, 2006, among the same parties (the “Credit Agreement”).
The Amendment increases the current borrowing base under the Credit Agreement from $400 million to $430 million, subject to redetermination or adjustment under the Credit Agreement. The Amendment also amends the Credit Agreement to provide that the borrowing base in effect on the closing date of a qualifying bond issuance automatically reduces by (a) $55 million with respect to the first such bond issuance that is $250 million or less in aggregate principal amount (or if more than $250 million, by $55 million plus 25% of the aggregate principal amount that exceeds $250 million), or (b) 25% of the aggregate principal amount of any other bond issuance to the extent that it does not refinance the principal amount of an existing bond issuance. The Credit Agreement accommodates Mariner’s issuance of certain unsecured bonds of up to $350 million in aggregate principal amount that have a non-default interest rate of 10% or less per annum and a scheduled maturity date after March 1, 2012.
A copy of the Amendment is attached as Exhibit 4.1 and incorporated herein by reference. The above description of the Credit Agreement, as amended by the Amendment, is a summary and is qualified in its entirety by the complete text of the Amendment and the Credit Agreement which previously was filed.
Item 8.01      Other Events.
On April 10, 2006, Mariner issued a press release announcing that it intends to offer to eligible purchasers $250 million aggregate principal amount of senior notes due 2013 pursuant to Rule 144A under the Securities Act of 1933, as amended. The private offering, which is subject to market and other conditions, will be made within the United States only to qualified institutional buyers and outside the United States only to non-U.S. investors under Regulation S of the Securities Act of 1933. Mariner intends to use the net proceeds from the offering to repay debt under its secured bank credit facility evidenced by the Credit Agreement. Mariner’s issuance of the senior notes is intended to qualify as a bond issuance under the Credit Agreement and would be the first such bond issuance. A copy of the press release is attached as Exhibit 99.1.
Item 9.01      Financial Statements and Exhibits
(d)      Exhibits.

No.	Description

2.1	Letter Agreement, dated April 12, 2006, among Forest Oil Corporation, Mariner Energy Resources, Inc. and Mariner Energy, Inc. amending the transaction agreements.

2.2*	Agreement and Plan of Merger, dated as of September 9, 2005, among Forest Oil Corporation, SML Wellhead Corporation, Mariner Energy, Inc. and MEI Sub, Inc. (incorporated by reference to Exhibit 2.1 to Mariner’s Registration Statement on Form S-4 (File No. 333-129096) filed on October 18, 2005).

2.3*	Letter Agreement, dated as of February 3, 2006, among Forest Oil Corporation, Forest Energy Resources, Inc., Mariner Energy, Inc., and MEI Sub, Inc. amending the transaction agreements (incorporated by reference to Exhibit 2.2 to Amendment No. 3 to Mariner’s Registration Statement on Form S-4 (File No. 333-129096) filed on February 8, 2006).

2.4*	Letter Agreement, dated as of February 28, 2006, among Forest Oil Corporation, Forest Energy Resources, Inc., Mariner Energy, Inc. and MEI Sub, Inc. amending the transaction agreements (incorporated by reference to Exhibit 2.1 to Mariner’s Current Report on Form 8-K filed on March 3, 2006).

4.1	Amendment No. 1 and Consent, dated as of April 7, 2006, among Mariner Energy, Inc. and Mariner Energy Resources, Inc., as Borrowers, the Lenders (as defined in the Amended and Restated Credit Agreement, dated as of March 2, 2006, among Mariner Energy, Inc. and Mariner Energy Resources, Inc., as Borrowers, the Lenders party thereto from time to time, as Lenders, and Union Bank of California, N.A., as Administrative Agent and as Issuing Lender), and Union Bank of California, N.A., as Administrative Agent for such Lenders and as Issuing Lender for such Lenders.

4.2*	Amended and Restated Credit Agreement, dated as of March 2, 2006, among Mariner Energy, Inc. and Mariner Energy Resources, Inc., as Borrowers, the Lenders party thereto from time to time, as Lenders, and Union Bank of California, N.A., as Administrative Agent and as Issuing Lender (incorporated by reference to Exhibit 4.1 to Mariner’s Form 8-K filed on March 3, 2006).

99.1	Press Release dated April 10, 2006.
*Incorporated by reference as indicated.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MARINER ENERGY, INC.
Date: April 12, 2006	By:	/s/ Teresa G. Bushman
Teresa G. Bushman,
Vice President and General Counsel

Exhibit Index

No.	Description

2.1	Letter Agreement, dated April 12, 2006, among Forest Oil Corporation, Mariner Energy Resources, Inc. and Mariner Energy, Inc. amending the transaction agreements.

2.2*	Agreement and Plan of Merger, dated as of September 9, 2005, among Forest Oil Corporation, SML Wellhead Corporation, Mariner Energy, Inc. and MEI Sub, Inc. (incorporated by reference to Exhibit 2.1 to Mariner’s Registration Statement on Form S-4 (File No. 333-129096) filed on October 18, 2005).

2.3*	Letter Agreement, dated as of February 3, 2006, among Forest Oil Corporation, Forest Energy Resources, Inc., Mariner Energy, Inc., and MEI Sub, Inc. amending the transaction agreements (incorporated by reference to Exhibit 2.2 to Amendment No. 3 to Mariner’s Registration Statement on Form S-4 (File No. 333-129096) filed on February 8, 2006).

2.4*	Letter Agreement, dated as of February 28, 2006, among Forest Oil Corporation, Forest Energy Resources, Inc., Mariner Energy, Inc. and MEI Sub, Inc. amending the transaction agreements (incorporated by reference to Exhibit 2.1 to Mariner’s Current Report on Form 8-K filed on March 3, 2006).

4.1	Amendment No. 1 and Consent, dated as of April 7, 2006, among Mariner Energy, Inc. and Mariner Energy Resources, Inc., as Borrowers, the Lenders (as defined in the Amended and Restated Credit Agreement, dated as of March 2, 2006, among Mariner Energy, Inc. and Mariner Energy Resources, Inc., as Borrowers, the Lenders party thereto from time to time, as Lenders, and Union Bank of California, N.A., as Administrative Agent and as Issuing Lender), and Union Bank of California, N.A., as Administrative Agent for such Lenders and as Issuing Lender for such Lenders.

4.2*	Amended and Restated Credit Agreement, dated as of March 2, 2006, among Mariner Energy, Inc. and Mariner Energy Resources, Inc., as Borrowers, the Lenders party thereto from time to time, as Lenders, and Union Bank of California, N.A., as Administrative Agent and as Issuing Lender (incorporated by reference to Exhibit 4.1 to Mariner’s Form 8-K filed on March 3, 2006).

99.1	Press Release dated April 10, 2006.
*Incorporated by reference as indicated.